TFS CAPITAL INVESTMENT TRUST

Supplement dated September 30, 2011

To the Summary Prospectuses and Prospectus for the
TFS Market Neutral Fund and the TFS Small Cap Fund,
Each dated March 1, 2011

This Supplement updates certain information contained in the Summary Prospectuses for TFS Market Neutral Fund and for TFS Small Cap Fund and the combined Prospectus of TFS Capital Investment Trust (the “Trust”), each dated March 1, 2011 and as previously supplemented on June 27, 2011 and May 17, 2011.  You should retain this Supplement and the Summary Prospectus or Summary Prospectuses for future reference.  Copies of the Summary Prospectuses, Prospectus and Statement of Additional Information, as supplemented, may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

The following risk information is being added to the subsections “Principal Risks” found in the Summary Prospectuses and Prospectus for TFS Market Neutral Fund and TFS Small Cap Fund:

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection.  Given this investment process and the high rate of trading in a Fund’s portfolio, the Adviser seeks out opportunities to gain efficiencies by automating the investment process.  That is, the Adviser often creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of a Fund.  The Adviser's extensive use of its quantitative models and proprietary software presents certain additional risks.  Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete.  Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser.  If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to a Fund, including a decline in a Fund’s net asset value.  The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.